                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 10549

                                    FORM 8-K

                       AMENDMENT TO APPLICATION OR REPORT
                 FILED PURSUANT TO SECTION 12, 13 OR 15 (D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                             TELEFLEX INCORPORATED
               (Exact name of registrant as specified in charter)

                                AMENDMENT NO. 1


         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated January 5, 1994, as set forth in the pages attached hereto.

         Item 7. Financial Statements

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TELEFLEX INCORPORATED

         Dated:  February 24, 1994           /s/ STEVEN K. CHANCE
                                            Steven K. Chance
                                            Vice President and
                                            General Counsel




                                             /s/ HAROLD L. ZUBER, JR.
                                            Harold L. Zuber, Jr.
                                            Vice President and
                                            Controller

         Item 7.  Financial Statements

         The following financial statements relate to Teleflex Incorporated and
Weck:

                                     Index

                                                                   Page
Description of the pro forma condensed financial information......   3

Pro Forma financial statements....................................  4-6

Notes to condensed financial information..........................  7-8

Audited financial statements of Weck..............................  9-20

                   PRO FORMA CONDENSED FINANCIAL INFORMATION
                                  (Unaudited)

         Teleflex Incorporated purchased certain assets and assumed certain liabilities of Edward Weck Incorporated, a wholly-owned subsidiary of Bristol-Myers Squibb Company. Hereafter, these assets and liabilities and the related revenues and expenses will collectively be referred to as the "Business".

         The pro forma condensed statements of operations are based on the historical statements of operations of Teleflex Incorporated and the Business for the nine months ended September 1993 and the twelve months ended December 1992 and reflect the pro forma effects of the acquisition by Teleflex Incorporated. The pro forma balance sheet is based on the historical balance sheet of Teleflex Incorporated and the Business as of September 26, 1993 and reflects the pro forma effects of the acquisition by Teleflex Incorporated.

         The pro forma balance sheet has been prepared as if the described transaction occurred on September 26, 1993. The pro forma statements of operations have been prepared as if the described transaction had occurred immediately prior to the beginning of the 12 months ended December 27, 1992 and the 9 months ended September 26, 1993.

         The pro forma condensed statements of operations and the pro forma balance sheet give effect to the acquisition of the business under the purchase method of accounting subject to the assumptions in the accompanying notes to the pro forma financial statements. The total purchase price will be allocated to the tangible and intangible assets and liabilities of the Business based upon their respective fair values. Such allocations will be made based upon valuations and other studies which have not been finalized. Accordingly, the allocations of the purchase price included in the pro forma financial statements are preliminary.

         The unaudited pro forma financial information is presented for comparative purposes only and is not necessarily indicative of what results of operations or financial position would have been had such events been consummated during the period or as of the date for which unaudited pro forma financial information is presented.

                             TELEFLEX INCORPORATED
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                   (IN THOUSANDS, EXCEPT SHARE-RELATED DATA)



                                                YEAR ENDED
                                                 DECEMBER
                                                   1992
                                           ---------------------      PRO FORMA
                                            TELEFLEX      WECK       ADJUSTMENTS     COMBINED
                                           ----------   --------     -----------     --------
REVENUES                                   $570,338      $62,821                     $633,159
                                           --------     --------                     --------

COST OF SALES                               381,993       27,754         1,665  A     411,412

OPERATING EXPENSES                          124,213       22,472         1,167  B     147,852

INTEREST EXPENSE                             15,482                      4,078  C      19,560
                                           --------     --------      --------       --------

                                            521,688       50,226         6,910        578,824
                                           --------     --------      --------       --------

INCOME BEFORE TAXES                          48,650       12,595        (6,910)        54,335

ESTIMATED TAXES ON INCOME                    16,638        4,786        (2,626) D      18,798
                                           --------     --------      --------       --------

INCOME BEFORE CUMULATIVE
EFFECT OF CHANGE IN
ACCOUNTING PRINCIPLE                       $ 32,012      $ 7,809       ($4,284)      $ 35,537
                                           ========     ========      ========       ========

EARNINGS PER SHARE BEFORE
CUMULATIVE CHANGE IN
ACCOUNTING PRINCIPLE                         $ 1.87                                    $ 2.07
                                           ========                                  ========

AVERAGE NUMBER OF COMMON AND
  COMMON EQUIVALENT SHARES
   OUTSTANDING                               17,132                                    17,132

                             TELEFLEX INCORPORATED
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                   (IN THOUSANDS, EXCEPT SHARE-RELATED DATA)



                                                   NINE MONTHS ENDED
                                                       SEPTEMBER
                                                          1993
                                                ------------------------              PRO FORMA
                                                TELEFLEX            WECK             ADJUSTMENTS               COMBINED
                                                --------            ----             -----------               --------

REVENUES                                        $489,374            $44,764                                     $534,138
                                                --------            -------                                     --------

COST OF SALES                                    337,996             20,634                963  A                359,593

OPERATING EXPENSES                               103,455             15,284                875  B                119,614

INTEREST EXPENSE                                  10,838                                 3,059  C                 13,897
                                                --------            -------            -------                  --------

                                                 452,289             35,918              4,897                   493,104
                                                --------            -------            -------                  --------

INCOME BEFORE TAXES                               37,085              8,846             (4,897)                   41,034

ESTIMATED TAXES ON INCOME                         13,355              3,361             (1,861) D                 14,855
                                                --------            -------            -------                  --------

NET INCOME                                      $ 23,730            $ 5,485            ($3,036)                 $ 26,179
                                                ========            =======            =======                  ========

EARNINGS PER SHARE                              $   1.38                                                        $   1.52

AVERAGE NUMBER OF COMMON AND
         COMMON EQUIVALENT SHARES
         OUTSTANDING                              17,238                                                          17,238

                             TELEFLEX INCORPORATED
                       PRO FORMA CONDENSED BALANCE SHEET
                                  (UNAUDITED)

                                 (IN THOUSANDS)


                                            SEPTEMBER 26, 1993
                                        -------------------------
                                                                           PRO FORMA
                                         TELEFLEX         WECK            ADJUSTMENTS        COMBINED
                                        -----------    ----------         -----------        --------
ASSETS

CURRENT ASSETS
CASH AND CASH EQUIVALENTS                   $16,542                           $1,500 C        $18,042
ACCOUNTS RECEIVABLE, LESS
   ALLOWANCE FOR
   DOUBTFUL ACCOUNTS                        126,588                                           126,588

INVENTORIES                                 144,843        13,903              1,400 A        160,146

PREPAID EXPENSES                              8,121           284                               8,405
                                           --------      --------           --------         --------
                                            296,094        14,187              2,900          313,181

PROPERTY, PLANT AND EQUIPMENT,
  AT COST, LESS ACCUMULATED
  DEPRECIATION                              224,522        15,903             15,832 A        256,257
INVESTMENTS IN AFFILIATES                     7,621                                             7,621
INTANGIBLES AND OTHER ASSETS                 36,317                           19,425 B         55,742
                                             ------      --------           --------         --------
                                           $564,554       $30,090            $38,157         $632,801
                                          =========      ========           ========         ========
LIABILITIES AND SHAREHOLDERS'
  EQUITY

CURRENT LIABILITIES
  CURRENT PORTION OF
    BORROWINGS AND DEMAND
         LOANS                              $60,848                                           $60,848
  ACCOUNTS PAYABLE AND
     ACCRUED EXPENSES                        67,775         2,247                              70,022
  ESTIMATED INCOME TAXES
    PAYABLE                                   2,358                                             2,358
                                          ---------      --------                            --------
                                            130,981         2,247                             133,228

LONG-TERM BORROWINGS                        134,833                           65,000  C       199,833
DEFERRED INCOME TAXES
  AND OTHER                                  36,577                            1,000  D        37,577
                                          ---------      --------           --------         --------
                                            302,391         2,247             66,000          370,638

SHAREHOLDERS' EQUITY                        262,163        27,843            (27,843) E       262,163
                                          ---------      --------           ---------        --------

                                           $564,554       $30,090            $38,157         $632,801
                                           ========      ========           ========         ========

                    NOTES TO CONDENSED FINANCIAL INFORMATION
                                  (UNAUDITED)

DESCRIPTION OF TRANSACTION

         Teleflex Incorporated (the "Company") purchased certain assets and assumed certain liabilities of Edward Weck Incorporated ("Weck"), a wholly-owned subsidiary of Bristol-Myers Squibb Company ("BMS"). The assets acquired and liabilities assumed (the "Business") were acquired for cash, obtained through a $50,000,000 private placement financing at an average interest rate of 6.6% and a $15,000,000 bank term loan at an average interest rate of 5.2%. The excess of the acquisition financing over the purchase price was used for general corporate purposes.

         The Business designs, manufactures, markets and distributes surgical products that are used by patients, medical practitioners and medical facilities. The Business's four major product lines are ligation clips and appliers, hand-held instruments, skin stapling devices and electrosurgical devices.

METHOD OF ACCOUNTING

         The pro forma condensed financial statements of operations and the pro forma balance sheet give effect to the acquisition of the Business under the purchase method of accounting.

NOTES TO PRO FORMA STATEMENT OF OPERATIONS

A. Additional depreciation resulting from increased basis of property and equipment acquired. Excludes the expensing of the adjustment to inventories to their estimated fair value as such charge is considered non-recurring.

B. Additional costs for post-retirement benefits and amortization of goodwill on a basis not to exceed 30 years.

C. Interest charge related to the indebtedness incurred to finance the acquisition of the Business.

D.       Federal and state income tax related to the pro forma adjustments.

NOTES TO PRO FORMA BALANCE SHEET

A. Under purchase accounting, the assets of the acquired Business are adjusted to their estimated fair value.

B. The excess of acquisition cost over the estimated fair value of net assets acquired (goodwill).

C.       The issuance of $50,000,000 in 6.6% (average interest rate)
         Senior Notes payable, a $15,000,000 5.2% bank term loan (average interest rate). The excess of the acquisition financing over the purchase price is included in cash and cash equivalents to be used for general corporate purposes.

D. Additional liability for the Accumulated Post-Retirement Benefit Obligation of the Business assumed by the Company.

E. Elimination of the Business's equity accounts upon purchase by Teleflex Incorporated.

                 COMBINED STATEMENT OF ASSETS TO
                 BE ACQUIRED AND LIABILITIES
                 TO BE ASSUMED AND
                 REVENUES AND EXPENSES
                 BEFORE CORPORATE EXPENSES, INTEREST
                 AND INCOME TAXES OF
                 EDWARD WECK INCORPORATED AND
                 RELATED INTERNATIONAL OPERATIONS
                 JUNE 30, 1993 AND 1992 AND
                 DECEMBER 30, 1992 AND 1991

INDEX TO COMBINED STATEMENTS OF ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED AND REVENUES AND EXPENSES BEFORE CORPORATE EXPENSES, INTEREST AND INCOME TAXES OF EDWARD WECK INCORPORATED AND RELATED INTERNATIONAL OPERATIONS

Report of Independent Accountants on Combined
Statements of Assets to be Acquired and
Liabilities to be Assumed and Revenues and
Expenses Before Corporate Expenses,
Interest and Income Taxes
  June 30, 1993 and 1992 and                                                               11
  December 31, 1992 and 1991

Combined Statement of Assets to be Acquired and
Liabilities to be Assumed
   June 30 ,1993 and December 31, 1992                                                     12

Combined Statement of Revenues and Expenses Before
Corporate Expenses, Interest and Income Taxes
   For the Six Months Ended June 30, 1993
   and 1992 and the Years Ended
   December 31, 1992 and 1991                                                              13

Notes to Combined Statements of Assets to be Acquired
and Liabilities to be Assumed and Revenues and
Expenses Before Corporate Expenses, Interest
and Income Taxes                                                                     14 TO 20

PRICE WATERHOUSE




REPORT OF INDEPENDENT ACCOUNTANTS

December 17, 1993

To the Board of Directors
and Shareholders of
Bristol-Myers Squibb Company


We have audited the accompanying combined statement of assets to be acquired and liabilities to be assumed and the related combined statement of revenues and expenses before corporate expenses, interest and income taxes of Edward Weck Incorporated and related international operations (the "Business") as of June 30, 1993 and December 31, 1992 and the results of its operations for the six- month periods ended June 30, 1993 and 1992 and the years ended December 31, 1992 and 1991. These financial statements are the responsibility of the Business' management; our responsibility is to express an opinion of these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined statement of assets to be acquired and liabilities to be assumed and the related combined statement of revenues and expenses before corporate expenses, interest and income taxes audited by us present fairly, in all material respects, the assets to be acquired and liabilities to be assumed of the Business as of June 30, 1993 and December 31, 1992 and the results of its operations for the six-month periods ended June 30, 1993 and 1992 and the years ended December 31, 1992 and 1991 in conformity with generally accepted accounting principles.


PRICE WATERHOUSE

Combined Statement of Assets to be Acquired and Liabilities to be Assumed of Edward Weck Incorporated and Related International Operations
(In Thousands)


                                                                             June 30,                 December 31,
                                                                               1993                      1992
Assets

Current assets
         Miscellaneous receivables                                           $    22                  $     2
         Inventories                                                          13,344                   14,319
         Prepaid expenses                                                         30                      109
                                                                             -------                 --------
                                                                              13,396                   14,430
                                                                             -------                 --------


Property, plant and equipment, net                                            15,483                   15,591
Other assets                                                                     243                      281
                                                                             -------                 --------

                                                                             $29,122                  $30,302
                                                                             -------                 --------

Liabilities

Accounts payable                                                             $   899                  $ 1,668
Accrued expenses                                                               2,102                    2,404
                                                                             -------                  -------


                                                                             $ 3,001                  $ 4,072
                                                                             =======                  =======



See accompanying notes to financial statements.

COMBINED STATEMENT OF REVENUES AND EXPENSES
BEFORE CORPORATE EXPENSES, INTEREST
AND INCOME TAXES OF EDWARD WECK INCORPORATED
AND RELATED INTERNATIONAL OPERATIONS
(IN THOUSANDS)

                                                            SIX MONTHS
                                                              ENDED                      YEARS ENDED
                                                            JUNE 30                      DECEMBER 31,
                                                     1993              1992          1992           1991

Net Sales                                          $ 29,867         $ 30,853       $ 62,821       $ 62,532
Cost of products sold                                13,417           13,250         27,754         29,169
                                                   --------         --------       --------       --------

  Gross margin                                       16,450           17,603         35,067         33,363
                                                   --------         --------       --------       --------

Operating Expenses
  Selling, marketing,
    and distribution                                  7,017            7,526         15,352        15,968
General and administrative                            2,496            3,330          5,862         9,667
Research and development                                867            1,192          1,604         4,245
Other expense (income)                                   (8)            (263)          (346)          676
                                                   --------         --------       --------       -------

  Total operating expenses                           10,372           11,785         22,472        30,556
                                                   --------         --------       --------       -------


Net revenues and expenses
  before corporate
  expenses, interest,
  and income taxes                                 $  6,078         $  5,818       $ 12,595       $ 2,807
                                                   ========         ========       ========       =======




See accompanying notes to financial statements.

NOTES TO COMBINED STATEMENTS OF ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED AND REVENUES AND EXPENSES BEFORE CORPORATE EXPENSES, INTEREST AND INCOME TAXES OF
EDWARD WECK INCORPORATED AND RELATED INTERNATIONAL OPERATIONS

JUNE 30, 1993 AND 1992 AND
DECEMBER 31, 1992 AND 1991 (IN THOUSANDS)

1.       BASIS OF PRESENTATION AND BUSINESS

         Edward Weck Incorporated ("Weck") is a wholly owned subsidiary of Bristol-Myers Squibb Company ("BMS"). Weck's products are sold outside the United States through two other wholly owned subsidiaries of BMS - Zimmer International ("Zimmer") and Convatec, S.A. ("Convatec").
         During fiscal 1993, BMS initiated discussions to sell certain assets and liabilities of Weck which are presented in the accompanying statements. Hereafter, these assets and liabilities and the related revenues and expenses of Weck and the Weck business within Zimmer and Convatec will collectively be referred to as the "Business."

         The business designs, manufactures, markets and distributes surgical products that are used by patients, medical practitioners and medical
         facilities.   The Business' four major product lines include ligation
         clips and appliers, hand-held instruments, skin stapling devices and electrosurgical devices.

         Historically, the Business was not defined as a distinct reporting entity within BMS. As a result, separate historical financial statements of the Business were not prepared. The accompanying financial statements have been prepared from the historical accounting records of Weck and other BMS entities to present assets to be acquired and liabilities to be assumed by a potential buyer as of June 30, 1993 and December 31, 1992 and the revenues and expenses before corporate expenses, interest and income taxes of the Business for the six months ended June 30, 1993 and 1992 and the years ended December 31, 1992 and 1991. Since only certain assets and liabilities are to be sold or assumed, statements of financial position and cash flows of the Business are not applicable.

NOTES TO COMBINED STATEMENTS OF ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED AND REVENUES AND EXPENSES BEFORE CORPORATE EXPENSES, INTEREST AND INCOME TAXES OF
EDWARD WECK INCORPORATED AND RELATED INTERNATIONAL OPERATIONS

JUNE 30, 1993 AND 1992 AND
DECEMBER 31, 1992 AND 1991 (IN THOUSANDS)


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A summary of the significant accounting policies followed by the Business in preparing these financial statements are as follows:

         INVENTORIES
         Inventories are presented at the lower of average cost or market value.

         PROPERTY, PLANT AND EQUIPMENT
         Property, plant and equipment are recorded at historical cost. Expenditures for additions, renewals and betterments are capitalized at cost. Depreciation and amortization are computed using the straight-line method based on the estimated useful lives of the related assets as follows:

                                                                              YEARS

         Land improvements                                                    25-40
         Building and building improvements                                    50
         Machinery and equipment                                              5-16
         Furniture, fixtures and computer equipment                           3-10

         Leasehold improvements are amortized over the shorter of the estimated useful life as set forth above or the term of the lease.

         REVENUE RECOGNITION
         Sales and related costs of products sold are recorded upon shipment.

         RELATED PARTY TRANSACTIONS AND BALANCES
         The Business is charged for various services provided by BMS or its subsidiaries. The more significant of these services include employee benefits, insurance, customer service, credit and collection, information systems support, and other general and administrative support. All liabilities resulting from intercompany allocations have been excluded from the accompanying financial statements. In addition, the Business receives other services, primarily legal, tax, and treasury from BMS without allocated cost.

NOTES TO COMBINED STATEMENTS OF ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED AND REVENUES AND EXPENSES BEFORE CORPORATE EXPENSES, INTEREST AND INCOME TAXES OF
EDWARD WECK INCORPORATED AND RELATED INTERNATIONAL OPERATIONS

JUNE 30, 1993 AND 1992 AND
DECEMBER 31, 1992 AND 1991 (IN THOUSANDS)

         Through February 1993, the Business provided various support services for product lines sold by other BMS subsidiaries and, accordingly, certain fixed overhead costs were absorbed by these product lines.
         A portion of The total fixed manufacturing overhead has been allocated to these other BMS product lines, and the impact of such treatment is not included in the accompanying statements.

         FOREIGN CURRENCY TRANSACTIONS
         Assets of foreign operations are translated at the current exchange rate at the balance sheet dates and revenues and expenses are translated at the average rates of exchange prevailing during the periods. Gains and losses resulting from transactions denominated in a currency other than the operations' functional currencies are included in net revenues and expenses before corporate expenses, interest and income taxes.

3.       INVENTORIES

         Inventories as of June 30, 1993 and December 31, 1992 consist of the following:

                                                                                   JUNE 30,                  DECEMBER 31,
                                                                                    1993                         1992
         Raw material                                                              $ 4,383                    $ 4,922
         Work in process                                                             1,465                      1,133
         Finished goods                                                             11,399                     11,791
                                                                                  --------                   --------

         Reserve for obsolescence                                                   (3,902)                    (3,527)
                                                                                  ---------                  ---------

                                                                                   $13,344                    $14,319
                                                                                  --------                   --------

NOTES TO COMBINED STATEMENTS OF ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED AND REVENUES AND EXPENSES BEFORE CORPORATE EXPENSES, INTEREST AND INCOME TAXES OF
EDWARD WECK INCORPORATED AND RELATED INTERNATIONAL OPERATIONS

JUNE 30, 1993 AND 1992 AND
DECEMBER 31, 1992 AND 1991 (IN THOUSANDS)

4.       PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment as of June 30, 1993 and December 31, 1992 consist of the following:

                                                                               JUNE 30,               DECEMBER 31,
                                                                                1993                     1992

         Land and land improvements                                             $   772                  $   772
         Building and building
          improvements                                                            6,511                    5,925
         Machinery and equipment                                                 12,982                   12,179
         Furniture, fixtures and
           computer equipment                                                     3,906                    3,767
         Leasehold improvements                                                   2,413                    2,411
         Construction in progress                                                   720                    1,373
                                                                                -------                  -------

                                                                                 27,304                   26,427

         Less - Accumulated depreciation                                         11,821                   10,836
                                                                                -------                  -------

                                                                                $15,483                  $15,591
                                                                                =======                  =======


         Depreciation expense was $1,060 and $836 for the six months ended June 30, 1993 and 1992, and $1,661 and $1,589 for the years ended December 31, 1992 and 1991.

5.       ACCRUED EXPENSES

         Accrued expenses as of June 30, 1993 and December 31, 1992 consist of the following:


                                                                              JUNE 30,                 DECEMBER 31,
                                                                               1993                       1992

         Payroll and related costs                                           $1,096                       $1,251
         Warranty                                                               800                          800
         Other                                                                  206                          353
                                                                             ------                       ------

                                                                             $2,102                       $2,404
                                                                             ======                       ======

NOTES TO COMBINED STATEMENTS OF ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED AND REVENUES AND EXPENSES BEFORE CORPORATE EXPENSES, INTEREST AND INCOME TAXES OF
EDWARD WECK INCORPORATED AND RELATED INTERNATIONAL OPERATIONS

JUNE 30, 1993 AND 1992 AND
DECEMBER 31, 1992 AND 1991 (IN THOUSANDS)

6.        ALLOCATED COSTS

         Since the Business is an integral component of BMS, certain common nonmanufacturing costs incurred by BMS or other affiliated companies have been allocated to the Business in the accompanying statements of revenues and expenses before corporate taxes, interest and income taxes. The allocated nonmanufacturing costs included in selling, marketing and distribution expenses and general and administrative expense are as follows:

                                                              SIX MONTHS
                                                                ENDED                         YEARS ENDED
                                                               JUNE 30,                       DECEMBER 31,
                                                           1993       1992                 1992          1991
         Common costs allocated to:
           Selling, marketing
             and distribution                          $    217     $   893            $  1,522       $    73
           General and                                      250         756               1,101           834
             administrative                            --------     -------            --------       -------
                                                       $    467     $ 1,649            $  2,623       $   907
                                                       ========     =======            ========       =======


         The common costs have been allocated by BMS or other affiliated companies to the Business based upon various factors which management of the Business believes are reasonable. The allocated costs associated with retirement and postretirement benefits are discussed in Note 8 below and are not included herein. However, these allocations are not necessarily indicative of the expenses that would have been incurred had the Business been operated as a stand-alone entity.

7.       COMMITMENTS

         Minimum rental commitments under all noncancellable operating leases in effect at June 30, 1993 are:

                 Year ending June 30
                 1994                                               $   182
                 1995                                                   154
                 1996                                                   142
                 1997                                                   120
                 Thereafter                                              --
                                                                    -------
                                                                    $   598
                                                                    =======

NOTES TO COMBINED STATEMENTS OF ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED AND REVENUES AND EXPENSES BEFORE CORPORATE EXPENSES, INTEREST AND INCOME TAXES OF
EDWARD WECK INCORPORATED AND RELATED INTERNATIONAL OPERATIONS

JUNE 30, 1993 AND 1992 AND
DECEMBER 31, 1992 AND 1991 (IN THOUSANDS)

         Rental commitments for the year ended June 30, 1994 include $23 of income from noncancellable subleases. Net rental expense amounted to $136 and $206 for the six months ended June 30, 1993 and 1992, and $378 and $1,422 for the years ended December 31, 1992 and 1991.

8.       RETIREMENT AND POSTRETIREMENT BENEFITS

         Retirement benefits are provided to all eligible employees through the Bristol-Myers Squibb Retirement Income Plan (the "Pension Plan"). The Pension Plan is a noncontributory, defined benefit plan. Benefits are based primarily on years of credited service and on participants' compensation. The Business' employees also participate in a defined contribution plan maintained by BMS which complies with the provisions of Section 401 (K) of the Internal Revenue Code (the "Savings Plan").

         The assets, projected benefit obligation and the related costs associated with the Pension Plan of the Business are not separately identifiable. The Business receives an allocation for a share of BMS' expenses related to the Pension Plan. The expense associated with the Pension Plan was $515 and $576 for the six months ended June 30, 1993 and 1992, and $1,107 and $1,441 for the years ended December 31, 1992 and 1991. Further, the expense associated with the Savings Plan was $276 and $314 for the six months ended June 30, 1993 and 1992, and $599 and $564 for the years ended December 31, 1992 and 1991. The liabilities for benefits under these plans are not included in the accompanying statements.

         Additionally, BMS provides medical and life insurance benefits for certain retired employees who reach normal retirement age while working for the Business. The Business receives an allocation for a share of the benefits as they are paid by BMS. The liability related to these benefits is not included in the accompanying statements.

9.       FOREIGN OPERATIONS

         The accompanying financial statements include net inventory held by Zimmer and Convatec of $1,745 and $1,445 at June 30, 1993 and December 31, 1992. The net revenues and expense of these entities which relate to the Business, before corporate expenses, interest and income taxes, total $1,227 and $1,209 for the six months ended June 30, 1993 and 1992 and $2,904 and $81 for the years ended December 31, 1992 and 1991.

NOTES TO COMBINED STATEMENTS OF ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED AND REVENUES AND EXPENSES BEFORE CORPORATE EXPENSES, INTEREST AND INCOME TAXES OF
EDWARD WECK INCORPORATED AND RELATED INTERNATIONAL OPERATIONS

JUNE 30, 1993 AND 1992 AND
DECEMBER 31, 1992 AND 1991 (IN THOUSANDS)

10.      ENVIRONMENTAL LIABILITY

         An environmental assessment of a Business property has indicated the presence of some relatively low levels of contamination. An outside consultant has been hired to assist in the identification and quantification of any contamination that may exist, as well as to suggest appropriate remediation, if any. Weck will retain the liability for the costs related to any remediation program.